Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On June 9, 2011, Strategic Hotels & Resorts, Inc. (SHR) recapitalized the Fairmont Scottsdale Princess hotel. As part of the recapitalization, SHR contributed the Fairmont Scottsdale Princess hotel (the Disposition) plus cash to a newly formed joint venture with an unaffiliated third party. As a result, SHR has a 50% ownership interest in the Fairmont Scottsdale Princess hotel, which it will account for as an equity method investment. The following unaudited pro forma financial information gives effect to the Disposition of the Fairmont Scottsdale Princess hotel. The historical financial information as of March 31, 2011 and for the three months then ended has been derived from SHR’s unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 and the historical financial information for the year ended December 31, 2010 has been derived from SHR’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2010.

The unaudited pro forma balance sheet data as of March 31, 2011 is presented as if the Disposition had occurred on March 31, 2011. The unaudited pro forma statements of operations data for the three months ended March 31, 2011 and for the year ended December 31, 2010 are presented as if the Disposition had occurred on January 1, 2010.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what SHR’s results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast SHR’s consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc. (SHR)

Unaudited Pro Forma Consolidated Balance Sheet

March 31, 2011

(in thousands)

		Fairmont Scottsdale
	SHR	Princess		SHR
	Historical	Disposition (1a)		Pro Forma
Assets

Investments in hotel properties, net	$1,913,569	$(178,717)		$1,734,852
Goodwill	40,359			40,359
Intangible assets, net	33,350			33,350
Assets held for sale	45,143			45,143
Investment in unconsolidated affiliates	100,438	31,993	(1b)	132,431
Cash and cash equivalents	68,475	(34,864	)(1c)	30,943
		(2,668)
Restricted cash and cash equivalents	41,408	(4,707)		36,701
Accounts receivable, net	51,096	(3,987)		47,109
Deferred financing costs, net	3,101	(123)		2,978
Deferred tax assets	5,830			5,830
Other assets	37,438	(2,315)		35,123

Total assets	$2,340,207	$(195,388)		$2,144,819

Liabilities, Noncontrolling Interests and Equity

Liabilities:
Mortgages and other debt payable	$1,121,458	$(180,000	)(1d)	$941,458
Bank credit facility	7,000			7,000
Liabilities of assets held for sale	95,417			95,417
Accounts payable and accrued expenses	281,560	(15,388)		266,172
Deferred tax liabilities	48,736			48,736
Deferred gain on sale of hotels	4,029			4,029

Total liabilities	1,558,200	(195,388)		1,362,812

Noncontrolling interests in SHR’s operating partnership	5,505			5,505

Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock	108,206			108,206
8.25% Series B Cumulative Redeemable Preferred Stock	110,775			110,775
8.25% Series C Cumulative Redeemable Preferred Stock	138,940			138,940
Common shares	1,748			1,748
Additional paid-in capital	1,694,880			1,694,880
Accumulated deficit	(1,212,980)			(1,212,980)
Accumulated other comprehensive loss	(100,432)			(100,432)

Total SHR’s shareholders’ equity	741,137	—		741,137
Noncontrolling interests in consolidated affiliates	35,365			35,365

Total equity	776,502	—		776,502

Total liabilities, noncontrolling interests and equity	$2,340,207	$(195,388)		$2,144,819

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2011

1.	Fairmont Scottsdale Princess Disposition – On June 9, 2011, SHR disposed of 50% of its ownership interest in the Fairmont Scottsdale Princess hotel and began accounting for its remaining 50% ownership interest as an equity method investment. The following pro forma adjustments were made to account for this transaction:

a)	Reflects the elimination of consolidated accounts recorded on Fairmont Scottsdale Princess.

b)	Reflects the $32.0 million original investment in SHR’s 50% ownership interest, which includes its cash contribution and net deficit of the contributed hotel.

c)	Reflects $34.9 million of cash paid for the investment in SHR’s 50% ownership interest, net of a $1.0 million fee received from the joint venture partner.

d)	Commensurate with the Disposition, the new joint venture retired the $40.0 million mezzanine debt and $7.0 million principal was paid down on the $140.0 million mortgage debt. The remaining $133.0 million mortgage on the hotel is held by the joint venture.

Strategic Hotels & Resorts, Inc. (SHR)

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2010

(in thousands, except per share amounts)

		Fairmont Scottsdale
	SHR	Princess		SHR
	Historical	Disposition (1a)		Pro Forma
Revenues:
Rooms	$362,559	$(30,259)		$332,300
Food and beverage	238,762	(28,906)		209,856
Other hotel operating revenue	79,981	(10,545)		69,436
Lease revenue	4,991			4,991

Total revenues	686,293	(69,710)		616,583

Operating Costs and Expenses:
Rooms	105,142	(9,176)		95,966
Food and beverage	171,279	(18,449)		152,830
Other departmental expenses	199,336	(25,313)		174,023
Management fees	22,911	(3,485)		19,426
Other hotel expenses	48,781	(5,637)		43,144
Lease expense	4,566			4,566
Depreciation and amortization	130,601	(23,347)		107,254
Impairment losses and other charges	141,858			141,858
Corporate expenses	34,692			34,692

Total operating costs and expenses	859,166	(85,407)		773,759

Operating loss	(172,873)	15,697		(157,176)
Interest expense	(86,285)	1,853		(84,432)
Interest income	430			430
Loss on early extinguishment of debt	(925)			(925)
Loss on early termination of derivative financial instruments	(18,263)			(18,263)
Equity in earnings of unconsolidated affiliates	13,025	(8,366	)(1b)	4,659
Foreign currency exchange loss	(1,410)			(1,410)
Other income, net	2,398	(818)		1,580

Loss before income taxes	(263,903)	8,366		(255,537)
Income tax expense	(1,408)			(1,408)

Loss from continuing operations	$(265,311)	$8,366		$(256,945)

Amounts Attributable to SHR:

Loss from continuing operations	$(265,306)	$8,305	(1c)	$(257,001)

Loss from continuing operations attributable to SHR common shareholders per share:
Basic:	$(2.41)			$(2.34	)(2)
Diluted:	$(2.41)			$(2.34	)(2)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2010

1.	Fairmont Scottsdale Princess Disposition – On June 9, 2011, SHR disposed of 50% of its ownership interest in the Fairmont Scottsdale Princess hotel and began accounting for its remaining 50% ownership interest as an equity method investment. The following pro forma adjustments were made to account for this transaction:

a)	Reflects the elimination of consolidated accounts recorded on Fairmont Scottsdale Princess.

b)	Reflects the $8.4 million recognition of equity in losses for SHR’s 50% ownership interest, excluding an impairment charge related to the hotel, which was included in SHR’s consolidated results.

c)	Reflects the impact to loss from continuing operations attributable to SHR, which includes an adjustment to noncontrolling interests to give effect to the weighted average interest in the operating partnership owned by others.

2.	Loss From Continuing Operations Attributable to SHR Common Shareholders Per Share Calculation – The following table calculates the pro forma weighted average basic and diluted loss from continuing operations attributable to SHR common shareholders per share:

	(In thousands, except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2010	122,933	122,933

Pro forma loss from continuing operations attributable to SHR for the year ended December 31, 2010	$(257,001)	$(257,001)
Historical preferred shareholder dividend	(30,886)	(30,886)

Pro forma loss from continuing operations attributable to SHR common shareholders for the year ended December 31, 2010	$(287,887)	$(287,887)

Pro forma loss from continuing operations attributable to SHR common shareholders per share for the year ended December 31, 2010 – basic and diluted	$(2.34)	$(2.34)

Strategic Hotels & Resorts, Inc. (SHR)

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2011

(in thousands, except per share amounts)

		Fairmont Scottsdale
	SHR	Princess		SHR
	Historical	Disposition (1a)		Pro Forma
Revenues:
Rooms	$91,470	$(12,573)		$78,897
Food and beverage	62,882	(9,595)		53,287
Other hotel operating revenue	19,973	(3,190)		16,783
Lease revenue	1,215			1,215

Total revenues	175,540	(25,358)		150,182

Operating Costs and Expenses:
Rooms	26,627	(2,743)		23,884
Food and beverage	46,007	(5,497)		40,510
Other departmental expenses	50,673	(6,931)		43,742
Management fees	5,774	(1,268)		4,506
Other hotel expenses	13,358	(1,548)		11,810
Lease expense	1,196			1,196
Depreciation and amortization	30,605	(3,615)		26,990
Corporate expenses	14,477			14,477

Total operating costs and expenses	188,717	(21,602)		167,115

Operating loss	(13,177)	(3,756)		(16,933)
Interest expense	(19,548)	450		(19,098)
Interest income	32			32
Equity in (losses) earnings of unconsolidated affiliates	(1,600)	1,617	(1b)	17
Foreign currency exchange gain	139			139
Other income, net	3,925	72		3,997

Loss before income taxes	(30,229)	(1,617)		(31,846)
Income tax benefit	1,648			1,648

Loss from continuing operations	$(28,581)	$(1,617)		$(30,198)

Amounts Attributable to SHR:

Loss from continuing operations	$(27,847)	$(1,609	)(1c)	$(29,456)

Loss from continuing operations attributable to SHR common shareholders per share:
Basic:	$(0.23)			$(0.24	)(2)
Diluted:	$(0.23)			$(0.24	)(2)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2011

1.	Fairmont Scottsdale Princess Disposition – On June 9, 2011, SHR disposed of 50% of its ownership interest in the Fairmont Scottsdale Princess hotel and began accounting for its remaining 50% ownership interest as an equity method investment. The following pro forma adjustments were made to account for this transaction:

a)	Reflects the elimination of consolidated accounts recorded on Fairmont Scottsdale Princess.

b)	Reflects the $1.6 million recognition of equity in earnings for SHR’s remaining 50% ownership interest.

c)	Reflects the impact to loss from continuing operations attributable to SHR, which includes an adjustment to noncontrolling interests to give effect to the weighted average interest in the operating partnership owned by others.

2.	Loss From Continuing Operations Attributable to SHR Common Shareholders Per Share Calculation – The following table calculates the pro forma weighted average basic and diluted loss from continuing operations attributable to SHR common shareholders per share:

	(In thousands, except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the three months ended March 31, 2011	157,333	157,333

Pro forma loss from continuing operations attributable to SHR for the three months ended March 31, 2011	$(29,456)	$(29,456)
Historical preferred shareholder dividend	(7,721)	(7,721)

Pro forma loss from continuing operations attributable to SHR common shareholders for the three months ended March 31, 2011	$(37,177)	$(37,177)

Pro forma loss from continuing operations attributable to SHR common shareholders per share for the three months ended March 31, 2011 – basic and diluted	$(0.24)	$(0.24)